SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 16, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28074                                          04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

              25 First Street
              Cambridge, MA                                02141
(Address of Principal Executive Offices)                (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

As announced in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, Sapient Corporation (the "Company") announced that it expects revenues for the third quarter ending September 30, 2006, to be at or exceed the upper end of the prior revenue guidance of $100 million to $104 million.


Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The audit committee of the Company's board of directors is conducting a previously announced internal investigation into the Company's stock-based compensation practices, focused on the period from 1996 to the present. Although the investigation is not yet complete, the audit committee has identified option grants that had incorrect measurement dates and were not appropriately accounted for. These options were awarded principally during the period from 1997 through 2001. In light of these preliminary findings, management has concluded, and the audit committee of the Company's board of directors agreed, that the Company will need to restate its historical financial statements to record non-cash charges for compensation expense relating to past stock option grants. The Company has not yet completed its assessment of materiality for each prior period, nor has it determined the full amount of any such charges, the resulting tax and accounting impact or which periods may require restatement.

Accordingly, on October 16, 2006, management of the Company concluded, and the audit committee of the Company's board of directors agreed, that the Company's financial statements and all earnings and press releases and similar communications issued by the Company relating to periods commencing on January 1, 1997 should no longer be relied upon.

Management has not yet assessed the impact any control deficiencies that may be identified in the internal review may have on the effectiveness of the Company's disclosure controls and procedures and internal control over financial reporting.

The Company's management and the audit committee have discussed these matters with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As announced in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, on October 16, 2006, the board of directors of the Company named executive vice president Alan Herrick to the position of president and chief executive officer and, on October 16, 2006, elected him to the board of directors. On October 16, 2006, Jerry A. Greenberg resigned from his positions as president and chief executive officer of the Company and from the board of directors.

Mr. Herrick joined the Company in March 1995, was appointed as vice president in December 1996 and was appointed as executive vice president in June 2002. The board of directors of the Company has not finalized the terms of Mr. Herrick's compensation. Until the terms are finalized, Mr. Herrick will continue to receive his current base compensation of $22,916 monthly.

On October 16, 2006, the Company appointed Joseph S. Tibbetts, Jr. as senior vice president and chief financial officer of the Company, replacing interim chief financial officer Susan D. Cooke, who resigned from the Company on the same day.

Mr. Tibbetts served as senior vice president and chief financial officer of Novell, Inc. from 2003 until 2006. Prior to joining Novell, Inc., Mr. Tibbetts served as a general partner of Charles River Ventures, a venture capital firm, from 2000 to 2002.

Mr. Tibbetts will receive base compensation of $29,166 monthly, as well as grant of 400,000 restricted stock units (the "Performance RSUs") of the Company's common stock. The grant date will be the first Nasdaq trading day of November 2006 and will vest in the following amounts when the average 30-day closing price of the common stock on the Nasdaq Stock Market (or principal market upon which the stock trades) equals or exceeds the following per share prices:

          Performance RSUs Vested           Share Price
                 100,000                        $5.00
                 100,000                       $10.00
                 100,000                       $15.00
                 100,000                       $20.00

In addition to the Performance RSUs, Mr. Tibbetts will be granted 75,000 restricted stock units (the "Time-Based RSUs") of the Company's common stock. The grant date will be the first Nasdaq trading day of November 2006, and the Time-Based RSUs will vest in two tranches: 25,000 shares will vest on the last day of the 18th month following the grant date and 50,000 shares will vest on the day before the third anniversary of the grant date. Mr. Tibbetts will receive an award of 75,000 Time-Based RSUs on each of the first and second anniversaries of the grant date of the initial Time-Based RSUs on identical terms.

Mr. Tibbetts will be eligible to earn a bonus for the 2006 calendar year of up to $175,000, subject to the terms of the Company's 2006 bonus plan.

Upon a change of control of the Company, the Performance RSUs and the Time-Based RSUs will become vested effective the date of such change of control. If Mr. Tibbetts' employment is terminated within two years following a change of control of the Company without cause or by Mr. Tibbetts for good reason, then the Company will pay Mr. Tibbetts a lump-sum payment in cash equal to 200% of his then-current base salary and target bonus.

The Company expects to enter into an employment agreement with Mr. Tibbetts incorporating the compensation terms described above as well as terms providing Mr. Tibbetts with severance benefits.

A copy of the Company's press release relating to the announcements is attached as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1     Press release dated October 17, 2006











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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 20, 2006               SAPIENT CORPORATION
                                         (Registrant)



                                     By: /s/ Kyle A. Bettigole
                                         ---------------------------------------
                                         Corporate Counsel & Assistant Secretary





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Exhibit Index

Exhibit
Number          Description
-------         -----------

99.1            Press release dated October 17, 2006